UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 20, 2007

Winnebago Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa	50436
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   641-585-3535

______________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On June 20, 2007, the Board of Directors of Winnebago Industries, Inc. (the “Company”), upon the recommendation of the Human Resources Committee (the “Committee”), approved effective August 26, 2007, the beginning of the Company’s 2008 fiscal year, (i) the Officers Incentive Compensation Plan—Fiscal Period 2008 (the “2008 Incentive Compensation Plan”) and (ii) the Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2008, 2009 and 2010 (the “LTIP 2008-2010”). Bruce D. Hertzke (Chairman and Chief Executive Officer), Robert J. Olson (President), Raymond M. Beebe (Vice President, General Counsel and Secretary), Sarah N. Nielsen (Vice President, Chief Financial Officer) and William J. O’Leary (Vice President, Product Development) (collectively, the “Named Executive Officers”) participate in both the 2008 Incentive Compensation Plan and the LTIP 2008-2010.

The 2008 Incentive Compensation Plan provides for quarterly incentive awards based upon financial performance of the Company. The purpose of the 2008 Incentive Compensation Plan is to promote the growth and profitability of the Company by providing its officers with an incentive to achieve corporate profit objectives and to attract and retain officers who will contribute to the achievement of growth and profitability of the Company. The 2008 Incentive Compensation Plan is an annual program that provides for quarterly cumulative measurements of financial performance and an opportunity for quarterly incentive payments based on financial results measured against a predetermined financial performance target established by the Board of Directors. Under the 2008 Incentive Compensation Plan, the amount of the Named Executive Officers’ incentive compensation for the quarter shall be in direct proportion to the Company’s financial performance expressed as a percentage (Financial Factor) against the base salary bonus (Target) for each participant. The Named Executive Officers must be employed by the Company at the end of the fiscal period for any quarterly incentive payment and as of the end of the fiscal year to be eligible for any company match or holdback payment discussed below.

The 2008 Incentive Compensation Plan provides for a bonus (Target) of 105% (for the Chief Executive Officer), 75% (for the President), and 60% (in the case of the other Named Executive Officers) of base salary, respectively, comprised of 2/3 cash and 1/3 stock (or in cash at the participant’s election), at 100% achievement of the financial objectives. Fifty percent (50%) of the quarterly calculated incentive is paid within 45 days after the close of each quarter. The remaining fifty percent (50%) of the quarterly calculated incentive is held back and carried forward into the next quarter on a cumulative basis. At the end of the fourth fiscal quarter (fiscal year end), a final year-end accounting is made prior to the payment of any remaining incentive holdback for the year. Fifty percent (50%) of a participant’s cash incentive compensation earned for the year, as described above, is matched annually (in the form of restricted stock or cash, as elected by the participant). The Target bonus is inclusive of this matched incentive compensation. The annual supplementary match is paid as soon as practical after the final fiscal year-end compensation accounting and payment of any remaining incentive compensation holdback for the fiscal year.

Pursuant to the 2008 Incentive Compensation Plan, the Committee reserves the right to modify the Financial Factor used in determining the incentive compensation by plus or minus 20% based upon strategic organizational priorities. Strategic performance is measured only at the end of the fiscal year. Strategic measurements may focus on one or more of the following strategic factors, but are not limited to those stated: revenue growth; market share; product quality; product introductions; customer satisfaction; inventory management; technical innovation; and ethical business practices.

For purposes of the 2008 Incentive Compensation Plan, the Board determined that industry performance, market share, product quality and planning (both strategic and succession) will be the strategic factors used in determining incentive awards thereunder.

The threshold, target and maximum performance levels for which bonuses will be paid pursuant to the 2008 Incentive Compensation Plan have not yet been established by the Committee or the Board.

In the event of a “Change in Control” (as defined in the 2008 Incentive Compensation Plan) participants are entitled to receive full annual awards (including the annual supplementary cash match payment described above) within 15 days of the effective date of the Change of Control based on the Committee’s estimate of the Company’s financial performance through the end of the year in which such Change in Control occurs.

The Named Executive Officers are also eligible for incentive awards under the LTIP 2008-2010. The purpose of the LTIP 2008-2010 is to promote the long-term growth and profitability of the Company by providing the officers of the Company with an incentive to achieve long-term corporate profit objectives and to attract and retain officers who will contribute to the achievement of growth and profitability of the Company. The LTIP 2008-2010 provides for incentive awards consisting of performance stock grants made in restricted shares of the Company’s Common Stock or, at the election of a participating officer, in cash. The awards under the LTIP 2008-2010 are based upon the Company’s financial performance as measured against the three-year management plan established by the Board of Directors. The Named Executive Officers must be employed by the Company at the end of fiscal 2010 to be eligible for an incentive award under the LTIP 2008-2010, except upon a Change in Control, as described below, or as waived by the Committee for normal retirement and disability.

Under the LTIP 2008-2010, the amount of the participants’ long-term incentive award for the three-year fiscal period is in direct proportion to the Company’s financial performance expressed as a percentage (Financial Factor) against award targets for each participant determined prior to the commencement of the three-year fiscal period. The Company’s financial results for the three-year fiscal period are used in determining the Financial Factor to be used for that plan period when calculating the participants’ long-term incentive awards.

The long-term incentive for the Named Executive Officers provides for an opportunity of 25% of the annualized base salary (Target) to be awarded in restricted stock or cash at 100% achievement of the financial long-term objectives. The annualized base salary figure used is the salary in place for each participant as of January 2008. The resultant incentive award (at 100% of the three-year fiscal management plan) will be adjusted up or down as determined by actual financial performance expressed as a percentage (Financial Factor) at the end of the three-year fiscal period.

The financial performance measurements and the threshold, target and maximum performance levels for which incentive awards will be paid pursuant to the LTIP 2008-2010 have not yet been established by the Committee or the Board.

In the event of a “Change in Control” (as defined in the LTIP 2008-2010) participants are entitled to receive a full three-year plan award within 15 days of the effective date based on the Committee’s estimate of the Company’s financial performance through the end of the LTIP 2008-2010 three-year fiscal period.

Reference is made to each of the 2008 Incentive Compensation Plan and the LTIP 2008-2010 filed as Exhibits 99.1 and 99.2, respectively, to this Report and are incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Officers Incentive Compensation Plan—Fiscal Period 2008

99.2	Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2008, 2009 and 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2007	WINNEBAGO INDUSTRIES, INC.
	By:	/s/ Bruce D. Hertzke
	Name:	Bruce D. Hertzke
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Officers Incentive Compensation Plan—Fiscal Period 2008

99.2	Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2008, 2009 and 2010